UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 23, 2023
(Date of earliest event reported)
Qorvo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7628 Thorndike Road, Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 23, 2023, Qorvo, Inc. (the “Company”) entered into a second amendment (the “Second Amendment”) to the existing amended and restated credit agreement between the Company, certain material domestic subsidiaries of the Company, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer and a syndicate of lenders providing for a senior revolving line of credit of up to $300.0 million (the “Credit Agreement”). The purpose of the Second Amendment was to amend certain covenants related to the Company’s ratio of Consolidated Funded Indebtedness to Consolidated EBITDA for the most recently completed four fiscal quarters (the “Consolidated Leverage Ratio”). The Second Amendment increases the maximum Consolidated Leverage Ratio to 4.00 to 1.0 for the fiscal quarters ending July 1, 2023 and September 30, 2023, and 3.50 to 1.0 for the fiscal quarters ending December 30, 2023 and March 30, 2024. There are no outstanding borrowings under the Credit Agreement as of the date hereof.

All terms used but not defined in this Current Report on Form 8-K (this “Report”) are as defined in the Credit Agreement. The foregoing description of the Second Amendment is a summary and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Second Amendment to Amended and Restated Credit Agreement, dated as of June 23, 2023, by and among Qorvo, Inc., as the Borrower, certain subsidiaries of the Borrower identified therein, as the Guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Grant A. Brown
Grant A. Brown
Senior Vice President and Chief Financial Officer

Date:    June 28, 2023